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EXHIBIT 99.1


NEWS FROM:                                   STEWART & STEVENSON
                                             CORPORATE HEADQUARTERS
            [STEWART & STEVENSON LOGO]       P.O. BOX 1637
                                             HOUSTON, TX  77251-1637

                                    Client:  Stewart & Stevenson Services, Inc.

                                   Contact:  John Simmons, CFO
                                             Stewart & Stevenson Services, Inc.
                                             713-868-7700
FOR IMMEDIATE RELEASE
                                             Ken Dennard / kdennard@easterly.com
                                             Lisa Elliott / lisae@easterly.com
                                             Easterly Investor Relations
                                             713-529-6600


                          STEWART & STEVENSON ANNOUNCES
                    CLOSING OF SALE OF DISCONTINUED BUSINESS

HOUSTON - SEPTEMBER 16, 2002 - STEWART & STEVENSON SERVICES, INC. ("the Company") (NASDAQ:SSSS), a leading manufacturer, distributor, and provider of service for industrial and energy related equipment, and a manufacturer of medium tactical vehicles for the U.S. Army, today announced that it has closed the previously announced agreement to sell a portion of its Petroleum Equipment segment's blowout preventer, valve, elastomer and drilling riser products ("the discontinued business") to Cooper Cameron Corporation for $14.75 million. As provided under the agreement, payment of the full purchase price was made at closing and received by the Company.

      The Company will lease to Cooper Cameron Corporation a portion of its Telge Road manufacturing facility in order for Cooper Cameron Corporation to complete work in progress at the time of closing. The Company retained assets related to the completion of certain contracts as well as the receivables and certain liabilities of the discontinued business.

                            Stewart & Stevenson Services, Inc., founded in 1902, is a billion-dollar company that manufactures, distributes, and provides service for a wide range
[STEWART & STEVENSON LOGO]  of industrial products and diesel-powered equipment to key industries worldwide, including power generation, defense, airline, marine, petroleum, and transportation. For more information on Stewart & Stevenson visit WWW.SSSS.COM.

This press release contains forward-looking statements that are based on management's current expectations, estimates, and projections. These statements are not guarantees of future performance and involve a number of risks, uncertainties, and assumptions and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Many factors, including those discussed more fully elsewhere in this release and in the Company's filings with the Securities and Exchange Commission, particularly its latest annual report on Form 10-K, as well as others, could cause results to differ materially from those stated. Specific important factors that could cause actual results, performance, or achievements to differ materially from such forward-looking statements include risk of competition, risks relating to technology, risks of general economic conditions, risks of oil and gas industry economic conditions, risks of airline industry economic conditions, risks as to terrorist attacks on the U.S. and their impact on the U.S. economy, risks relating to personnel, risks of dependence on government, inherent risks of government contracts, risks of claims and litigation, risks of product defects, risks as to foreign sales and global trade matters, risks as to cost controls, risks as to acquisitions, risks as to currency fluctuations, risks as to environmental and safety matters, risks as to distributorships, and credit risks, all as more specifically outlined in the Company's latest annual report on Form 10-K. In addition, such forward-looking statements could be affected by general industry and market conditions and growth rates, general domestic and international conditions including interest rates, inflation and currency exchange rates, and other future factors. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.
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